SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS OF THE LISTED FUND

DWS Global Income Builder VIP

The following information replaces the existing disclosure contained under the ”Portfolio Manager(s)” sub-heading of the ”MANAGEMENT” section of the fund’s summary prospectus.

Di Kumble, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2014.

William Chepolis, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2005.

Philip G. Condon, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2013.

Gary Russell, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2013.

Benjamin Pace, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2014.

John D. Ryan, Director. Portfolio Manager of the fund. Began managing the fund in 2012.

Darwei Kung, Director. Portfolio Manager of the fund. Began managing the fund in 2013.

Please Retain This Supplement for Future Reference

March 28, 2014 PROSTKR-364